UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2014

Date of reporting period: May 31, 2014

Item 1. Reports to Stockholders.

Annual Report

May 31, 2014

Schooner Fund

Class A
(SCNAX)

Class I
(SCNIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	8
INVESTMENT HIGHLIGHTS	10
SCHEDULE OF INVESTMENTS	13
STATEMENT OF ASSETS AND LIABILITIES	20
STATEMENT OF OPERATIONS	21
STATEMENTS OF CHANGES IN NET ASSETS	22
FINANCIAL HIGHLIGHTS	24
NOTES TO FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
NOTICE OF PRIVACY POLICY & PRACTICES	38
ADDITIONAL INFORMATION	39

Schooner Fund (SCNAX)
Annual Shareholder Letter

Dear Fellow Shareholders,

The fiscal year ended May 31, 2014, was successful on many levels for the Schooner Fund (the “Fund”).  The Fund’s Class A shares posted a total return for the period (+6.35% for the 1 year period ended May 31, 2014), while maintaining a continuous and robust downside hedge.  As always, we want to offer equity exposure in a risk mitigated fashion, with an emphasis on downside protection.  The positive contributors to the performance of the Fund were the total return of the underlying equities and convertible bonds.  The primary detractors were the costs associated with the hedging strategies.  Low realized volatility over the period resulted in a net drag on the portfolio resulting in a slightly lower total return than desired.

The Fund’s assets under management (“AUM”) nearly doubled for the one year period, from $216.65 million to $430.45 million.  The steady asset growth and breadth of investor base demonstrates investor confidence and market support.  Moreover, the increase in assets creates more efficiencies of scale for the trading strategy and lowers the Fund’s overall expense ratio.  Third party validation from industry research leader Morningstar was significant for the period.  The Morningstar Analyst team rated the Fund one of their Medalist Funds, 1 of only 8 funds in the long/short category to receive such a distinction.

In February, we were pleased to announce the addition of Morgan Avitabile to the Schooner Investment Group, LLC team.  Morgan has over 15 years of experience in financial markets, is a CFA charterholder, and sits on the Board of the CFA Society of Philadelphia.  He is providing analyst support and increased depth as an Associate on the investment management team.

Before discussing Schooner’s positioning over the last year, we think it is important to address the mega trend occurring in the asset management space.  A deluge of new alternative funds are flooding the mutual fund space.  The combination of hedge fund-like strategies within a liquid mutual fund structure has quickly become the focus of many hedge fund managers and traditional long-only mutual fund managers.  Both are racing to launch their versions of a liquid alternative product and grab a share of the market.  The liquid alternatives space as a whole is north of $150 billion in AUM, and many are predicting that the total will exceed $1 trillion in the coming 3-5 years.  The Schooner Fund, with nearly a 6 year track record in the Long/Short category, is an elder statesman in the rapidly growing liquid alternative space.  There are fewer than 30 long/short mutual funds with a 5+ year track record.  Moreover, with $400+ million AUM the Schooner Fund ranks in the top 10 of these funds by AUM in Morningstar’s long/short category.

Below is a description of the Fund’s positioning the entirety of the last 1 year period:

The portfolio consisted of long equity exposure via U.S. large cap stocks and convertible bonds, with an active put management strategy as the primary hedging mechanism.  This portfolio exhibits a long convexity profile (illustrated below).  While designed to materially benefit from larger daily moves in either direction, the position should more than adequately participate and protect in even small to moderate moves.  We continue to monitor and implement the most efficient hedging tools into the portfolio.  The Fund is ALWAYS hedged.  The tools we utilize may change as implied volatility pricing changes, but the focus is ALWAYS on maintaining a robust hedge.  The hedging vehicle of choice continues to be shorter dated SPY put options with continuous notional coverage of roughly 1.0 to 1.5 times long market value.  The position is actively rebalanced as underlying market moves necessitate.  The Fund was, and continues to be, positioned with an overall Net Long Exposure of 60%.

Below is the generic daily return profile for this type of position.

Source: Schooner Investment Group, LLC.
There is no guarantee that the expected outcome will occur.

Because the Fund’s hedging tactics vary based on volatility pricing, we are constantly monitoring overall market volatility.  The market dynamics illustrated on the VIX futures curve below help explain why we have chosen to hedge the portfolio using short dated put options.  The graph clearly shows an upward sloping, positive term structure of volatility.  Translated to common language, the shortest end of the curve is the cheapest.  In years past, there was often a Nike swoosh look to this curve.  During those years the very short end would generally not be suppressed because traders often do not like to be short the very short end.  (However this trend has seemingly reversed for reasons explained below.).  At Schooner, we want to be long that short end because we want the convex return profile illustrated above, and we are glad there is no Nike swoosh look to the curve.

VIX Futures Term Structure
(expiring JUN 2014 through FEB 2015 as of 5.30.14)
Source: Schooner Investment Group

This suppressed level of implied volatility, particularly at the very short end of the curve, is supportive of some of the dynamics in the equity volatility markets that we have highlighted in the past.  The dramatic increase in sellers of premium for yield enhancement has been having a substantial effect.  These sellers take many different forms including covered call funds and exchange-traded funds (“ETFs”), secured put selling funds, and dozens of other strategies.  While nuanced in their execution, the end goal of all of these products is the same.  All are designed to collect premium through option selling and are promoted as mechanisms to provide cash flow and “yield” to an investor base that has been starved by the Federal Reserve’s Zero Interest Rate Policy.  Yield-oriented investors have picked through every nook and cranny of the traditional fixed income markets and have discovered the selling of equity volatility, through option premiums, has the ability to be a relatively attractive alternative for yield enhancement.  Volatility harvesting can also be a very attractive hedged equity strategy, and was a cornerstone of the Schooner Fund strategy during the elevated and expensive implied volatility environments of 2008-2011.

So why do they do it? Why are they selling premium at current low levels and the Schooner Fund is buying?

We believe it is because their perspective and objectives are completely different from what we think of as a traditional user of options.  What they care about is that they can sell options to derive a static yield that looks more attractive than they could find elsewhere.  Additionally, it is a yield source that, unlike traditional fixed income, has very little direct sensitivity to an increase in interest rates.  They do not think in implied volatility terms, they do not think about being short gamma or any of the other option risk metrics, nor do they care.  They are not stupid or being foolish.  It is simply that their motives and objectives are likely different.  They are looking for a way to add incremental yield and we are looking for an efficient and effective way to build an attractive hedged equity profile.  We are seeing one of those rare moments in financial markets where different priorities can create a win/win for both buyer and seller.  These yield-oriented sellers are most active in the short end of the market, where the “static annualized yield” has been highest.

This creates a huge hedging opportunity for Schooner.  We have been buying the cheapest implied volatility options at the short end of the curve.

Our expertise to efficiently execute a short dated daily dynamic hedging program allows us to create what we believe is a robust hedge for less cost.  With our current setup, big moves (regardless of direction) are likely great, medium moves are likely okay, and flattish moves are the price of admission.  As option premium pricing becomes more extreme, the definition of what constitutes a big move becomes smaller and smaller.

I strongly believe that the risk/return profile offered in the Fund is suitable for most high net worth investors, including myself.  I have a meaningful allocation to the Fund in my personal account, and find a compelling investment for the following reasons…

1.	While I am not enamored with current stock market valuations, I need equity exposure in my overall investment portfolio.

2.	I want to get that exposure in a way that seeks to dampen volatility and mitigate risk.

3.
I want the tools that are used to help achieve these goals to be simple.  The hedging instruments Schooner Investment Group, LLC uses are ones that I, and I assume many high net worth investors, are knowledgeable about and comfortable with.

4.	The Fund allows for economies of scale and execution efficiencies that otherwise would not be possible for me as an individual investor.

5.	I like the structural benefits of a mutual fund over limited partnership investments.

As the Fund approaches its 6 year anniversary in August of this year, the goal is the same.  We strive to provide you with risk-managed equity exposure, while maintaining a continuous and robust downside hedge.

Regards,

Greg Levinson
Schooner Fund Portfolio Manager

Mutual fund investing involves risk; principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  The Fund may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.  Covered calls may limit the upside potential of a security and puts may obligate a purchase of a security in unfavorable market conditions.

*  The SPDRS & PETF (SPY) is an exchange traded fund that, before expenses, generally corresponds to the price and yield performance of the S&P500 Index.

The Schooner Funds are distributed by Quasar Distributors, LLC.

Options are not suitable for all investors and supporting documentation for any claims will be supplied upon request.  An options disclosure document can be obtained by visiting The Options Clearing Corporation’s website at www.optionsclearing.com.  Please read it carefully before investing.

VIX.  The ticker symbol for the Chicago Board Options Exchange (“CBOE”) Volatility Index, which shows the market’s expectation of 30-day volatility.  It is constructed using the implied volatilities of a wide range of S&P 500 Index options.  This volatility is meant to be forward looking and is calculated from both calls and puts.  The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Gamma.  Gamma is a second order option metric (first derivative of delta) that measures an option’s sensitivity with respect to rate of change of delta to the option’s underlying price.  When the option being measured is deep in or out of the money, gamma is smallest.  When the option is near or at the money, gamma is at its largest.  Shorter dated options have more gamma with all else being equal.

Morningstar Analyst Rating is not a credit or risk rating.  It is a subjective evaluation performed by the mutual fund analysts of Morningstar, Inc.  Morningstar evaluates funds based on five key pillars, which are process, performance, people, parent, and price.  Morningstar’s analysts use this five pillar evaluation to identify funds they believe is more likely to outperform over the long term on a risk-adjusted basis.  Analysts consider quantitative and qualitative factors in their research, and the weighting of each pillar may vary.  The Analyst Rating ultimately reflects the analyst’s overall assessment and is  overseen by Morningstar’s Analyst Rating Committee.  The approach serves not as a formula but as a framework to ensure consistency across Morningstar’s global coverage universe.

The Analyst Rating scale ranges from Gold to Negative, with Gold being the highest rating and Negative being the lowest rating.  A fund with a “Gold” rating distinguishes itself across the five pillars and has garnered the analysts’ highest level of conviction.  A fund with a ‘Silver’ rating has notable advantages across several, but perhaps not all, of the five pillars-strengths that give the analysts a high level of conviction.  A “Bronze”- rated fund has advantages that outweigh the disadvantages across the five pillars, with sufficient level of analyst conviction to warrant a positive rating.  A fund with a ‘Neutral’ rating isn’t seriously flawed across the five pillars, nor does it distinguish itself very positively.  A “Negative” rated fund is flawed in at least one if not more pillars and is considered an inferior offering to its peers.  Analyst Ratings are reevaluated at least every 14 months.  For more detailed information about Morningstar’s Analyst Rating, including its methodology, please go to
http://corporate.morningstar.com/us/documents/MethodologyDocuments/AnalystRatingforFundsMethodology.pdf.

The Morningstar Analyst Rating should not be used as the sole basis in evaluating a mutual fund.  Morningstar Analyst Ratings are based on Morningstar’s current expectations about future events; therefore, in no way does Morningstar represent ratings as a guarantee nor should they be viewed by an investor as such.  Morningstar Analyst Ratings involve unknown risks and uncertainties which may cause Morningstar’s expectations not to occur or to differ significantly from what we expected.

SCHOONER FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on investments of $1,000 invested at the beginning of the period and held for the entire period (12/1/13 – 5/31/14).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of the investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUND
Expense Example (Continued)
(Unaudited)

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2013	5/31/2014	12/1/2013–5/31/2014(1)
Actual	$1,000.00	$1,020.40	$8.71
Hypothetical	$1,000.00	$1,016.31	$8.70

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2013	5/31/2014	12/1/2013–5/31/2014(1)
Actual	$1,000.00	$1,021.90	$7.46
Hypothetical	$1,000.00	$1,017.55	$7.44

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity securities of U.S. companies with large market capitalizations (“large-cap companies”). The Fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a multi-tiered approach, including:

1)	manage an equity portfolio of U.S. large-cap companies;
2)	sell single issuer call options against long equity positions;
3)	purchasing U.S. convertible securities; and
4)	purchasing and/or selling combinations of index related puts and put spreads and calls and call spreads.

The Fund’s allocation of portfolio assets as of May 31, 2014 is shown below.

Allocation of Portfolio Assets
(% of Investments)

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2014(1)

				Since	Since
				Inception	Inception
	1 Year	3 Years	5 Years	(8/29/08)	(6/22/12)
Class A
(with sales charge)	1.29%	4.62%	8.29%	6.17%	—
Class A
(without sales charge)	6.35%	6.33%	9.35%	7.08%	—
Class I	6.67%	—	—	—	8.23%
S&P 500 Index	20.45%	15.15%	18.40%	9.70%	23.37%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Class A Growth of $10,000 Investment

Class I Growth of $1,000,000 Investment

SCHOONER FUND

Schedule of Investments

May 31, 2014

	Shares	Value
COMMON STOCKS – 92.21%
Beverage and Tobacco Product Manufacturing – 3.12%
Altria Group, Inc.	90,000	$3,740,400
Coca-Cola Co.	80,000	3,272,800
PepsiCo, Inc.	37,500	3,312,375
Philip Morris International, Inc.	35,000	3,098,900
		13,424,475

Broadcasting (except Internet) – 3.92%
CBS Corp. – Class B	62,500	3,725,625
Comcast Corp. – Class A	75,000	3,915,000
DIRECTV (a)	45,000	3,709,800
Viacom, Inc. – Class B	35,000	2,986,550
Walt Disney Co.	30,000	2,520,300
		16,857,275

Building Material and Garden Equipment and Supplies Dealers – 0.33%
Lowe’s Companies, Inc.	30,000	1,412,400

Chemical Manufacturing – 9.18%
Abbott Laboratories	90,000	3,600,900
AbbVie, Inc.	85,000	4,618,050
Bristol-Myers Squibb Co.	65,000	3,233,100
CF Industries Holdings, Inc.	7,000	1,703,170
Dow Chemical Co.	65,000	3,387,800
Eli Lilly & Co.	60,000	3,591,600
Johnson & Johnson	62,500	6,341,250
Merck & Co., Inc.	75,000	4,339,500
Mosaic Co.	20,000	999,800
Pfizer, Inc.	215,000	6,370,450
Praxair, Inc.	10,000	1,322,400
		39,508,020

Computer and Electronic Product Manufacturing – 13.74%
Activision Blizzard, Inc.	110,000	2,285,800
Agilent Technologies, Inc.	30,000	1,708,200
Apple, Inc.	13,500	8,545,500
Broadcom Corp. – Class A	75,000	2,390,250
Cisco Systems, Inc.	220,000	5,416,400
EMC Corp.	170,000	4,515,200
Hewlett-Packard Co.	110,000	3,685,000
Intel Corp.	150,000	4,098,000
Medtronic, Inc.	65,000	3,966,950

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2014

	Shares	Value
Computer and Electronic Product Manufacturing 13.74% (Continued)
Micron Technology, Inc. (a)	100,000	$2,859,000
NetApp, Inc.	100,000	3,701,000
Northrop Grumman Corp.	28,000	3,403,400
Raytheon Co.	25,000	2,439,250
Seagate Technology PLC (b)	75,000	4,029,750
Texas Instruments, Inc.	60,000	2,818,800
Tyco International Ltd. (b)	50,000	2,182,000
Western Digital Corp.	12,500	1,098,125
		59,142,625

Couriers and Messengers – 0.50%
FedEx Corp.	15,000	2,162,400

Credit Intermediation and Related Activities – 9.60%
American Express Co.	45,000	4,117,500
Bank of America Corp.	270,000	4,087,800
Bank of New York Mellon Corp.	70,000	2,419,200
Citigroup, Inc.	80,000	3,805,600
Fifth Third Bancorp	160,000	3,310,400
JPMorgan Chase & Co.	100,000	5,557,000
KeyCorp	175,000	2,395,750
PNC Financial Services Group, Inc.	32,000	2,728,640
Regions Financial Corp.	325,000	3,311,750
State Street Corp.	25,000	1,631,750
SunTrust Banks, Inc.	50,000	1,916,000
Visa, Inc. – Class A	4,000	859,320
Wells Fargo & Co.	102,500	5,204,950
		41,345,660
Electrical Equipment, Appliance, and Component Manufacturing – 2.87%
Corning, Inc.	75,000	1,597,500
Dover Corp.	25,000	2,179,500
General Electric Co.	240,000	6,429,600
Whirlpool Corp.	15,000	2,153,250
		12,359,850

Fabricated Metal Product Manufacturing – 0.44%
Parker Hannifin Corp.	15,000	1,878,450

Food and Beverage Stores – 0.50%
Kroger Co.	45,000	2,148,300

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2014

	Shares	Value
Food Manufacturing – 1.51%
Archer-Daniels-Midland Co.	65,000	$2,921,100
ConAgra Foods, Inc.	70,000	2,261,000
Mondelez International, Inc. – Class A	35,000	1,316,700
		6,498,800
Food Services and Drinking Places – 0.71%
McDonald’s Corp.	30,000	3,042,900

Furniture and Home Furnishings Stores – 0.25%
Bed Bath & Beyond, Inc. (a)	17,500	1,064,875

General Merchandise Stores – 1.84%
Macy’s, Inc.	30,000	1,796,700
Wal-Mart Stores, Inc.	80,000	6,141,600
		7,938,300

Insurance Carriers and Related Activities – 6.41%
Aetna, Inc.	52,500	4,071,375
Allstate Corp.	50,000	2,913,000
American International Group, Inc.	50,000	2,703,500
Cigna Corp.	20,000	1,795,600
Hartford Financial Services Group, Inc.	100,000	3,465,000
MetLife, Inc.	70,000	3,565,100
Prudential Financial, Inc.	48,000	3,943,680
Travelers Companies, Inc.	15,000	1,401,750
UnitedHealth Group, Inc.	20,000	1,592,600
WellPoint, Inc.	20,000	2,167,200
		27,618,805

Machinery Manufacturing – 1.88%
Baker Hughes, Inc.	35,000	2,468,200
Caterpillar, Inc.	15,000	1,533,450
National Oilwell Varco, Inc.	50,000	4,093,500
		8,095,150

Management of Companies and Enterprises – 0.90%
The AES Corp.	275,000	3,877,500

Merchant Wholesalers, Durable Goods – 0.86%
Xerox Corp.	300,000	3,705,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2014

	Shares	Value
Merchant Wholesalers, Nondurable Goods – 1.41%
Cardinal Health, Inc. – Class A	20,000	$1,412,600
Procter & Gamble Co.	57,500	4,645,425
		6,058,025

Mining (except Oil and Gas) – 0.85%
Newmont Mining Corp.	160,000	3,662,400

Miscellaneous Manufacturing – 2.13%
3M Co.	25,000	3,563,750
Boston Scientific Corp. (a)	240,000	3,079,200
Stryker Corp.	30,000	2,534,700
		9,177,650

Miscellaneous Store Retailers – 0.68%
Staples, Inc.	260,000	2,925,000

Motion Picture and Sound Recording Industries – 0.57%
Time Warner, Inc.	35,000	2,444,050

Nonstore Retailers – 0.29%
Amazon.com, Inc. (a)	4,000	1,250,200

Oil and Gas Extraction – 2.46%
Anadarko Petroleum Corp.	22,500	2,314,350
Devon Energy Corp.	25,000	1,847,500
EOG Resources, Inc.	12,000	1,269,600
Hess Corp.	15,000	1,369,500
Occidental Petroleum Corp.	38,000	3,788,220
		10,589,170

Other Information Services – 1.71%
Google, Inc. – Class C (a)	6,000	3,365,880
Google, Inc. – Class A (a)	7,000	4,001,550
		7,367,430

Petroleum and Coal Products Manufacturing – 3.87%
Chevron Corp.	30,000	3,683,700
Exxon Mobil Corp.	70,000	7,037,100
Marathon Oil Corp.	80,000	2,932,800
Murphy Oil Corp.	35,000	2,158,450
Valero Energy Corp.	15,000	840,750
		16,652,800

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2014

	Shares	Value
Professional, Scientific, and Technical Services – 2.90%
Amgen, Inc.	43,000	$4,987,570
Cognizant Technology Solutions Corp. (a) – Class A	20,000	972,200
International Business Machines Corp.	20,000	3,687,200
Omnicom Group, Inc.	40,000	2,846,000
		12,492,970

Publishing Industries (except Internet) – 4.57%
CA, Inc.	145,000	4,160,050
Microsoft Corp.	165,000	6,755,100
Oracle Corp.	115,000	4,832,300
Symantec Corp.	180,000	3,958,200
		19,705,650

Rail Transportation – 0.72%
CSX Corp.	105,000	3,087,000

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities – 1.79%
Goldman Sachs Group, Inc.	25,000	3,995,250
Morgan Stanley	120,000	3,703,200
		7,698,450

Support Activities for Mining – 0.79%
ConocoPhillips	42,500	3,397,450

Telecommunications – 2.45%
AT&T, Inc.	135,000	4,788,450
Verizon Communications, Inc.	115,000	5,745,400
		10,533,850

Transportation Equipment Manufacturing – 5.28%
Eaton Corp. PLC (b)	54,000	3,979,260
Ford Motor Co.	240,000	3,945,600
General Dynamics Corp.	22,000	2,598,640
General Motors Co.	120,000	4,149,600
Honeywell International, Inc.	25,000	2,328,750
Johnson Controls, Inc.	80,000	3,868,800
PACCAR, Inc.	20,000	1,267,200
Textron, Inc.	15,000	588,300
		22,726,150

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)May 31, 2014

May 31, 2014

	Shares	Value
Utilities – 1.18%
American Electric Power Co., Inc.	35,000	$1,867,250
FirstEnergy Corp.	95,000	3,212,900
		5,080,150
Total Common Stocks (Cost $354,715,826)		396,929,180

CONVERTIBLE PREFERRED STOCKS – 2.25%
Bunge Limited (b)	45,000	4,752,450
United Technologies Corp.	75,000	4,935,000
Total Convertible Preferred Stocks (Cost $9,683,341)		9,687,450

	Principal
	Amount
CONVERTIBLE BONDS – 4.56%
Apollo Commercial Real Estate Finance, Inc.
5.500%, 03/15/2019	$1,500,000	1,598,445
Ascent Capital Group, Inc.
4.000%, 07/15/2020	1,500,000	1,401,563
Blucora, Inc. (c)
4.250%, 04/01/2019	1,500,000	1,663,125
Chesapeake Energy Corp.
2.250%, 12/15/2038	1,525,000	1,468,766
Emergent Biosolutions, Inc. (c)
2.875%, 01/15/2021	1,500,000	1,560,000
Herbalife Ltd. (b)(c)
2.000%, 08/15/2019	1,000,000	945,630
Integra LifeSciences Holdings Corp.
1.625%, 12/15/2016	1,601,000	1,716,071
Jarden Corp. (c)
1.125%, 03/15/2034	1,500,000	1,507,500
NRG Yield, Inc. (c)
3.500%, 02/01/2019	500,000	559,688
Omnicare, Inc.
3.500%, 02/15/2044	1,000,000	1,098,125
PDL BioPharma, Inc.
4.000%, 02/01/2018	1,500,000	1,693,124
RTI International Metals, Inc.
1.625%, 10/15/2019	1,500,000	1,493,438
SEACOR Holdings, Inc. (c)
3.000%, 11/15/2028	1,500,000	1,486,875
Vishay Intertechnology, Inc. (c)
2.250%, 05/15/2041	1,500,000	1,420,313
Total Convertible Bonds (Cost $19,392,723)		19,612,663

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2014

	Contracts	Value
PURCHASED OPTIONS – 0.32%
Put Options – 0.32%
SPDR S&P 500 ETF
Expiration: June 2014, Exercise Price: $190.50 (a)	9,000	$270,000
Expiration: June 2014, Exercise Price: $191.50 (a)	19,000	931,000
Expiration: June 2014, Exercise Price: $192.00 (a)	2,500	160,000
Total Purchased Options (Cost $1,989,278)		1,361,000

Total Investments (Cost $385,781,168) – 99.34%		427,590,293
Other Assets in Excess of Liabilities – 0.66%		2,856,054
TOTAL NET ASSETS – 100.00%		$430,446,347

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $9,143,131, represents 2.12% of net assets.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Assets and Liabilities

May 31, 2014

Assets
Investment, at value (cost $385,781,168)	$427,590,293
Cash at custodian	237,491
Dividends and interest receivable	1,058,726
Receivable for investments sold	2,161,477
Receivables for Fund shares sold	2,402,325
Other Assets	38,620
Total Assets	433,488,932
Liabilities
Payable for investments purchased	2,248,049
Payable for Fund shares redeemed	185,913
Payable to affiliates	114,034
Payable to Advisor	404,175
Payable for distribution fees – Class A	21,666
Accrued expenses and other liabilities	68,748
Total Liabilities	3,042,585
Net Assets	$430,446,347

Net assets consist of:
Paid-in capital	$400,508,367
Accumulated undistributed net investment income	2,346,355
Accumulated net realized loss	(14,217,500)
Net unrealized appreciation on investments and purchased options	41,809,125
Net Assets	$430,446,347

Class A Shares
Net Assets	$206,747,555
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	7,992,027
Net asset value and redemption price per share	$25.87
Maximum offering price per share ($25.87/0.9525)(1)	$27.16
Class I Shares
Net Assets	$223,698,792
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	8,617,667
Net asset value, offering price and redemption price per share	$25.96

(1)	Reflects a maximum sales charge of 4.75%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Operations

For the Year Ended May 31, 2014

Investment Income
Dividend income	$7,474,152
Interest income	83,273
Total Investment Income	7,557,425

Expenses
Investment Advisory fees	3,934,423
Distribution fees – Class A	418,660
Administration fees	315,053
Transfer agent fees and expenses	122,490
Fund accounting fees	115,892
Federal and state registration fees	72,968
Custody fees	46,226
Reports to shareholders	27,487
Audit and tax fees	19,008
Legal fees	18,781
Chief Compliance Officer fees	12,013
Trustees’ fees	5,157
Interest and broker expenses	2,950
Other expenses	12,097
Total Expenses	5,123,205
Expense recovery by Advisor – (Note 4)	87,863
Net Expenses	5,211,068
Net Investment Income	2,346,357
Net Realized and Unrealized Gain (Loss) on Investments,
Purchased Options and Written Options
Net realized gain (loss) on:
Investments and purchased options	2,925,676
Written options	(282,298)
Net change in unrealized appreciation on:
Investments and purchased options	15,528,651
Net Realized and Unrealized Gain on Investments	18,172,029
Net Increase in Net Assets from Operations	$20,518,386

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2014	May 31, 2013
From Operations
Net investment income	$2,346,357	$964,054
Net realized gain (loss) from:
Investments and purchased options	2,925,676	(11,536,975)
Written options	(282,298)	(2,233,473)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	15,528,651	28,489,287
Written options	—	(271,855)
Net increase in net assets resulting from operations	20,518,386	15,411,038

From Distributions
Net investment income – Class A	(384,558)	(40,523)
Net investment income – Class I	(579,498)	(36,927)
Net realized gain on investments – Class A	—	(6,455,324)
Net realized gain on investments – Class I	—	(1,688,181)
Net decrease in net assets resulting
from distributions paid	(964,056)	(8,220,955)

From Capital Share Transactions
Proceeds from shares sold – Class A	111,369,963	67,595,050
Proceeds from shares sold – Class I	161,649,071	92,079,702
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	348,249	5,978,157
Net asset value of shares issued to shareholders in
payment of distributions declared – Class I	532,285	1,724,279
Payment for shares redeemed – Class A	(39,137,386)	(78,821,239)
Payment for shares redeemed – Class I	(40,517,004)	(4,851,230)
Net increase in net assets
from capital share transactions	194,245,178	83,704,719
Total Increase In Net Assets	213,799,508	90,894,802
Net Assets
Beginning of year	216,646,839	125,752,037
End of year	$430,446,347	$216,646,839
Accumulated Undistributed Net Investment Income	$2,346,355	$964,056

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Financial Highlights – Class A

Net Asset Value, Beginning of Year

Income (loss) from investment operations:
Net investment income (loss)(1)
Net realized and unrealized  gains on investments
Total from Investment Operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Net Asset Value, End of Year
Total return(2)

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets
Before waivers and reimbursement of expenses
After waivers and reimbursement of expenses
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses
After waivers and reimbursements of expenses
Portfolio turnover rate

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(3)	Amount is less than 0.5 cent per share.
(4)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.74% and 1.80%, respectively, for the fiscal year ended May 31, 2014, and 1.84% and 1.96% respectively, for the fiscal year ended May 31, 2013, and 1.96% and 1.99%, respectively, for the fiscal year ended May 31, 2012.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
May 31, 2014		May 31, 2013		May 31, 2012		May 31, 2011	May 31, 2010
$24.35		$23.62		$23.11		$21.65	$18.90

0.15		0.13		0.09		0.08	(0.17)
1.43		1.90		0.69		2.45	3.26
1.58		2.03		0.78		2.53	3.09

(0.06)		(0.01)		(0.09)		(0.04)	0.00 (3)
—		(1.29)		(0.18)		(1.03)	(0.34)
(0.06)		(1.30)		(0.27)		(1.07)	(0.34)
$25.87		$24.35		$23.62		$23.11	$21.65
6.35%		9.31%		3.39%		11.81%	16.34%

$206,748		$123,824		$125,752		$49,209	$13,390

1.74	%(4)	1.84	%(4)	1.97	%(4)	2.31%	3.97%
1.79	%(4)	1.96	%(4)	2.00	%(4)	2.00%	2.00%

0.65%		0.67%		0.40%		0.04%	(2.76)%
0.60%		0.55%		0.37%		0.35%	(0.79)%
114.36%		112.43%		92.02%		179.08%	123.54%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class I

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended		Period Ended
	May 31, 2014		May 31, 2013(1)

Net Asset Value, Beginning of Year/Period	$24.41		$23.71

Income from investment operations:
Net investment income(2)	0.23		0.20
Net realized and unrealized
gains on investments	1.43		1.82
Total from investment operations	1.66		2.02

Less distributions paid:
From net investment income	(0.11)		(0.03)
From net realized gain on investments	—		(1.29)
Total distributions paid	(0.11)		(1.32)
Net Asset Value, End of Year/Period	$25.96		$24.41
Total return(3)	6.67%		9.30	%(4)

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$223,699		$92,823
Ratio of expenses to average net assets
Before waivers and
reimbursement of expenses(5)	1.49	%(6)	1.59	%(6)
After waivers and
reimbursement of expenses(5)	1.49	%(6)	1.59	%(6)
Ratio of net investment income to average net assets
Before waivers and
reimbursements of expenses(5)	0.90%		0.91%
After waivers and
reimbursements of expenses(5)	0.90%		0.91%
Portfolio turnover rate	114.36%		112.43	%(4)

(1)	The Class I shares commenced operations on June 22, 2012.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.49% and 1.49%, respectively, for the period ended May 31, 2014 and 1.59% and 1.59%, respectively, for the period ended May 31, 2013.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND
Notes to Financial Statements
May 31, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Schooner Fund (the “Fund”), formerly known as the Schooner Growth and Income Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Fund’s Class A shares became effective and commenced operations on August 29, 2008.  Effective June 22, 2012, the Fund began offering Class I shares.  Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases as set forth in the Fund’s prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. The investment objective of the Fund is long-term capital appreciation with the generation of moderate current income.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities including common stocks and convertible preferred stocks, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

cause the Advisor to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2.  Fixed income securities including corporate bonds and convertible bonds are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2014, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$396,929,180	$—	$—	$396,929,180
Convertible
Preferred Stocks	9,687,450	—	—	9,687,450
Convertible Bonds	—	19,612,663	—	19,612,663
Purchased Options	1,361,000	—	—	1,361,000
Total Assets	$407,977,630	$19,612,663	$—	$427,590,293

(1)	See the Schedule of Investments for industry classifications.

The Fund did not invest in any Level 3 investments during the year ended May 31, 2014. During the year ended May 31, 2014, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period.

(b)Derivative Instruments

The Fund invested in derivative instruments such as purchased and written options during the year.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of May 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Options written,
Options	at value	$1,361,000	at value	$—
Total		$1,361,000		$—

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(40,923,510)	$(282,298)	$(41,205,808)
Total	$(40,923,510)	$(282,298)	$(41,205,808)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(983,719)	$—	$(983,719)
Total	$(983,719)	$—	$(983,719)

(1)	Reflected within investments and purchased options on the Statement of Operations.

Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the year ended May 31, 2014 were as follows:

		Total
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	19,000	746,319
Options exercised	(19,000)	(746,319)
Outstanding, end of year	—	—

Transactions in purchased options during the year ended May 31, 2014 for the Fund were as follows:

Contracts
Outstanding, beginning of year	13,500
Options purchased	3,384,647
Options sold	(3,283,176)
Options expired	(84,471)
Outstanding, end of year	30,500

(c)Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

As of and during the year ended May 31, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2011.

(d)Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund and class, rounded to the nearest cent. The Fund and class shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

(h)Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the first in – first out (“FIFO”) method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

(3)	Federal Tax Matters

The tax character of distributions paid to the Fund’s shareholders is as follows:

	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2013	$6,827,150	$1,393,805
Year ended May 31, 2014	$ 964,056	$ —

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2013 and May 31, 2014.

As of May 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$386,681,517
Gross tax unrealized appreciation	$45,542,957
Gross tax unrealized depreciation	(4,634,181)
Net tax unrealized appreciation	40,908,776
Undistributed ordinary income	2,376,898
Undistributed long-term capital gain	—
Total distributable earnings	2,376,898
Other accumulated gain/(loss)	13,347,694
Total accumulated earnings/(loss)	$29,937,980

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, straddle adjustments, and contingent payment debt instruments.

At May 31, 2014, the Fund deferred, on a tax basis, post-October losses of $11,183,595.

At May 31, 2014 the Fund had tax basis capital losses which may be carried forward to offset future short term capital gains indefinitely in the amount of $2,164,099.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2014, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income	$(2)
Paid-In Capital	2

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, dividends or interest expenses on short positions, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% and 1.74% (the “Expense Limitation Cap”) of the average daily net assets of the Class A and Class I shares, respectively.  The Expense Limitation Caps are in effect through at least September 28, 2023, and subject to approval by the Advisor and Board of Trustees thereafter.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.  For the year ended May 31, 2014, the Fund did not waive any expenses.  For the year ended May 31, 2014, previously waived expenses of $87,863 were recouped by the Advisor from Class A shares of the Fund.  As of September 17, 2013, the Advisor has contractually agreed to waive its ability to recoup remaining previously waived management fees or reimbursed expenses subject to potential recovery in the amount of $23,256.  Accordingly, as of May 31, 2014, there are no remaining expenses subject to recoup.

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor earned fees of $418,660 from Class A shares during the year ended May 31, 2014.  At May 31, 2014, the Distributor was owed fees of $21,666 for Class A shares.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  For the year ended May 31, 2014, administration fees of $315,053 were incurred for the Fund.  At May 31, 2014, the Administrator was owed fees of $62,213 for the Fund.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended May 31, 2014, the Fund incurred $115,892, $122,490, and $46,226 in fund accounting, transfer agency, and custody fees, respectively.  At May 31, 2014, fees of $21,526, $20,070, and $8,226 were owed for fund accounting, transfer agency, and custody fees, respectively for the Fund.

The Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2014, $12,013 of the Trust’s Chief Compliance Officer fee was allocated to the Fund.  At May 31, 2014 fees of $1,999 were owed for the Chief Compliance Officer’s services from the Fund.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
Class A Shares	May 31, 2014	May 31, 2013
Shares sold	4,456,939	2,867,399
Shares issued in reinvestment of distributions	13,787	272,975
Shares redeemed	(1,562,853)	(3,379,191)
Net increase (decrease)	2,907,873	(238,817)

	Year Ended	Period Ended
Class I Shares	May 31, 2014	May 31, 2013(1)
Shares sold	6,413,041	3,930,626
Shares issued in reinvestment of distributions	21,022	78,662
Shares redeemed	(1,618,766)	(206,918)
Net increase	4,815,297	3,802,370

(1)  Class I shares commenced operations on June 22, 2012.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2014

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Fund for the year ended May 31, 2014 are summarized below.  There were no purchases or sales of U.S. Government securities for the Fund.

Purchases	$511,092,330
Sales	$358,451,902

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2014, Charles Schwab & Co., Inc., for the benefit of others, held 46.06% and 49.13% of the Fund’s outstanding Class A and Class I shares, respectively.  At May 31, 2014, National Financial Services, LLC, for the benefit of others, held 26.88% and 29.76% of the Fund’s Class A and Class I shares.

(10)	Line of Credit

At May 31, 2014, the Fund had a line of credit in the amount of the lessor of $12,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 14, 2014.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% (as of May 31, 2014). The credit facility is with the Fund’s custodian, US Bank.  During the year ended May 31, 2014, the Fund had borrowings on the line of credit on thirty days, with an average borrowing and interest rate on those days of $601,500 and 3.25%, respectively. Interest expense of $1,629 incurred during the year is included within interest and broker expenses on the Statement of Operations.  The January 30, 2014 balance of $3,486,000 was the maximum amount of borrowings outstanding during the year ended May 31, 2014.  As of May 31, 2014, the Fund did not have any borrowings on the line of credit outstanding.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Schooner Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schooner Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schooner Fund as of May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 30, 2014

SCHOONER FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100.00% of its ordinary income distribution for the year ended May 31, 2014 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2014, 100.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0.00% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2014.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	35	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 71		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011).		Multi-Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-end
investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	35	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 52		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator, U.S.
Milwaukee, WI 53202	Treasurer	January 24,	Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).

Robert M. Slotky(2)	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 67	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Anita M. Zagrodrik(2)	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term;	President,
Milwaukee, WI 53202	Chief	Effective	U.S. Bancorp Fund
Age: 54	Compliance	July 1,	Services, LLC
	Officer and	2014	(2014–present);
	Anti-Money		Senior Vice President,
	Laundering		Ariel Investments,
	Officer		LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund Services,
Age: 32		2011	LLC (2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(2)	Effective July 1, 2014, Anita M. Zagrodrik replaced Robert M. Slotky as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 866-724-5997. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of a holdings with the SEC four times each fiscal year at quarter-ends. The Fund files a schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 9, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/14	FYE 5/31/13
Audit Fees	$15,500	$15,500
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/14	FYE 5/31/13
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/14	FYE 5/31/13
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2014

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    August 5, 2014